ING Investors Trust

ING Marsico International Opportunities Portfolio

(“Portfolio”)

Supplement dated September 17, 2007

to the Adviser Class Prospectus, Institutional Class Prospectus,

Service Class Prospectus and Service 2 Class Prospectus

Each dated April 30, 2007

On September 12, 2007, the Board of Trustees of ING Investors Trust approved a change in the principal investment strategy of the Portfolio, effective September 14, 2007, as follows:

The second paragraph in the section entitled “Principal Investment Strategies” on page 54 of the Adviser Class Prospectus, page 57 of the Institutional Class Prospectus, page 59 of the Service Class Prospectus and page 58 of the Service 2 Class Prospectus is hereby deleted and replaced with the following:

The Portfolio normally invests in issuers from a number of different countries not including the United States.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE